                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 2006


                               NEW COVENANT FUNDS
                            New Covenant Growth Fund
                            New Covenant Income Fund
                        New Covenant Balanced Growth Fund
                        New Covenant Balanced Income Fund

                             200 East Twelfth Street
                          Jeffersonville, Indiana 47130
                                  800-858-6127


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated November 1, 2006, and is incorporated by reference in its entirety into the Prospectus. You may obtain a Prospectus or a copy of this SAI without charge by calling 800-858-6127.



Also incorporated by reference herein are the financial statements of the Funds contained in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2006, including the Report of the Independent Registered Public Accounting Firm. Copies of the Trust's Annual and Semi-Annual Reports are available free of charge by calling 800-858-6127.

                                TABLE OF CONTENTS

                                                                                 PAGE
History of the Funds ...........................................................    1

Description of Investments and Risks ...........................................    1

Investment Restrictions ........................................................   16

Portfolio Turnover .............................................................   17

Management of the Funds ........................................................   17

Investment Advisory and Other Services .........................................   23

Brokerage.......................................................................   29

General Information ............................................................   30

Taxation of the Funds ..........................................................   32

Calculation of Performance Data ................................................   36

Financial Statements ...........................................................   38

Appendix A - Description of Securities Ratings .................................  A-1

Appendix B - Portfolio Manager Information as of June 30, 2006..................  B-1

                              HISTORY OF THE FUNDS

New Covenant Funds (the "Trust") is a Delaware statutory trust organized pursuant to a Trust Instrument dated September 30, 1998. The Trust was organized to offer separate series of shares and currently offers four separate series:
New Covenant Growth Fund ("Growth Fund"), New Covenant Income Fund ("Income Fund"), New Covenant Balanced Growth Fund ("Balanced Growth Fund") and New Covenant Balanced Income Fund ("Balanced Income Fund") (each, a "Fund" and collectively, the "Funds"). Currently, there is one class of shares issued by each Fund. The Board of Trustees may issue additional classes of shares or series at any time without prior approval of the shareholders. The Balanced Growth Fund and Balanced Income Fund may also be referred to as the "Balanced Funds."

The Trust is classified as an open-end, management investment company. The Income Fund and the Growth Fund are diversified, which means that, with respect to 75% of its total assets, a Fund will not invest more than 5% of its assets in the securities of any single issuer. The Balanced Funds are diversified by virtue of the fact that the underlying Funds in which they invest (Growth Fund and Income Fund) are diversified.

                      DESCRIPTION OF INVESTMENTS AND RISKS

In addition to its objective and strategies, each of the Funds has the common objective of making investments consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A). These principles may evolve over time and currently include, among others, certain limitations on investments in military contractors, distillers of alcoholic beverages, tobacco companies, gambling companies, manufacturers of gambling equipment and manufacturers of firearms. The Funds may choose to sell otherwise profitable investments in companies which have been identified as being in conflict with the established social-witness principles of the Presbyterian Church (U.S.A.). Beyond these principles, each Fund pursues different investment objectives and strategies.


For purposes of determining which securities are eligible for investment by the Funds and those which are not eligible for investment, the Advisor maintains a Prohibited Security List which identifies those specific companies which may not be purchased by the Funds. This list contains those companies involved in the military and tobacco industries that are prohibited for investment in accordance with the policies that are set by the General Assembly of the Presbyterian Church (USA) and brought forth by the Mission Responsibility Through Investment Committee Guidelines (the "MRTI Guidelines"). In addition to these companies involved in the military and tobacco industries which are prohibited for investment by the Funds pursuant to the MRTI Guidelines, the list also includes certain other companies that derive significant amounts of their revenue from the alcohol, gambling, tobacco and firearms industries. With respect to the criteria utilized by the Advisor in order to determine whether a company that is involved in the alcohol, gambling, tobacco or firearms industries will be included on the list, the Advisor includes those companies: (1) that derive greater than 50% of their 3 year average revenues from alcohol, gambling, tobacco or firearms, and (2) that have market capitalizations greater than $250 million in the case of domestic companies and greater than $750 million in the case of foreign companies. The Advisor relies on numerous sources of relevant market information and data for purposes of evaluating the criteria for inclusion on the Prohibited Security List and the Advisor consults closely with each of the sub-advisors regarding their reliance of the list in connection with their acquisition of portfolio securities for the Funds. The Prohibited Security List is updated at least annually by the Advisor.


                            NEW COVENANT GROWTH FUND

INVESTMENT OBJECTIVE

The Growth Fund's investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

PRINCIPAL STRATEGIES

Under normal market conditions, at least 80% of the Fund's assets will be invested in a diversified portfolio of common stocks of companies that the Fund's portfolio managers believe have long-term growth potential.

                            NEW COVENANT INCOME FUND

INVESTMENT OBJECTIVE

The Income Fund's investment objective is a high level of current income with preservation of capital.

PRINCIPAL STRATEGIES

Under normal market conditions, at least 80% of the Fund's assets will be invested in a diversified portfolio of bonds and other debt obligations of varying maturities.

                        NEW COVENANT BALANCED GROWTH FUND

INVESTMENT OBJECTIVE

The Balanced Growth Fund's investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

PRINCIPAL STRATEGIES

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Growth Fund.

                        NEW COVENANT BALANCED INCOME FUND

INVESTMENT OBJECTIVE

The Balanced Income Fund's investment objective is to produce current income and long-term growth of capital.

PRINCIPAL STRATEGIES

To pursue its objective, the Fund invests primarily in shares of the Growth Fund and the Income Fund, with a majority of its assets generally invested in shares of the Income Fund.

                                     * * *

You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of the transaction.

The following information should be read in conjunction with sections of the Funds' Prospectus. The investment practices described below, which apply to the Growth Fund and the Income Fund, are not fundamental and may be changed by the Board of Trustees without approval of the shareholders.

The NCF Investment Department of New Covenant Trust Company, N.A. (the "Advisor") acts as a manager of managers for the Funds and selects and retains various sub-advisors. The sub-advisors employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Funds.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

The Growth Fund and the Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Debt securities are often issued on this basis. No income will accrue on securities purchased on a when-issued or delayed-delivery basis until the securities are delivered. The Funds will maintain cash and U.S. government securities or other liquid portfolio securities at least equal in value to commitments for when-issued securities. Securities purchased or sold on a when-issued, delayed-delivery or forward-commitment basis involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward-commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the portfolio manager deems it appropriate to do so.

The Funds may dispose of or renegotiate a when-issued or forward commitment. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Income Fund's average dollar-weighted maturity, the maturity of when-issued or forward-commitment securities will be calculated from the commitment date.

When the Funds purchase securities on a when-issued, delayed-delivery or forward-commitment basis, the Funds will maintain cash, U.S. government securities or other liquid portfolio securities having a value (determined daily) at least equal to the amount of the Funds' purchase commitments. In the case of a forward-commitment to sell portfolio securities, the custodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward-commitments and delayed-delivery transactions.

HIGH YIELD/HIGH RISK SECURITIES

The Income Fund may invest a limited amount of assets in debt securities that are rated below investment grade (hereinafter referred to as "lower-rated securities") or that are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risk. The yields on high-yield/high-risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment-grade debt, lower-rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund's ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund's net asset value.

In cases where market quotations are not available, lower-rated securities are valued using guidelines established by the Board of Trustees. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower-rated or unrated security.

VARIABLE AND FLOATING RATE INSTRUMENTS

With respect to variable and floating-rate instruments that may be acquired by the Income Fund, the portfolio managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. Where necessary to ensure that a variable or floating-rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

FUTURES CONTRACTS

The Funds may each enter into financial futures contracts. Such contracts may either be based on indexes of particular groups or varieties of securities ("Index Futures Contracts"), or be for the purchase or sale of debt obligations ("Debt Futures Contracts"). Such futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Funds enter into futures contracts to gain a degree of protection against anticipated changes in interest rates that would otherwise have an adverse effect upon the economic interests of the Funds. However, the costs of and possible losses from futures transactions will reduce a Fund's yield from interest on its holdings of debt securities. Income from futures transactions constitutes taxable gain.

For the Funds, the custodian places cash, U.S. government securities or other liquid portfolio securities into a segregated account in an amount equal to the value of the total assets committed to the consummation of futures positions. If the value of the securities placed in the segregated account declines, additional cash or securities are required to be placed in the account on a daily basis so that the value of the account equals the amount of the Funds' commitments with respect to such contracts. Alternatively, the Funds may cover such positions by purchasing offsetting positions, or covering such positions partly with cash, U.S. government securities or other liquid portfolio securities, and partly with offsetting positions.

A Debt Futures Contract is a binding contractual commitment that, if held to maturity, requires the Fund to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By purchasing a Debt Futures Contract, the Fund legally obligates itself to accept delivery of the underlying security and to pay the agreed price; by selling a Debt Futures Contract it legally obligates itself to make delivery of the security against payment of the agreed price. However, positions taken in the futures markets are normally not held to maturity. Instead they are liquidated through offsetting transactions which may result in a profit or loss. While Debt Futures Contract positions taken by the Fund are usually liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous.

A clearing corporation, associated with the exchange on which futures contracts are traded, assumes responsibility for close-outs of such contracts and guarantees that the sale or purchase, if still open, is performed on the settlement date.

By entering into futures contracts, the Funds seek to establish with more certainty than would otherwise be possible the effective rate of return on its portfolio securities. The Funds may, for example, take a "short" position in the futures market by selling a Debt Futures Contract for future delivery of securities held by the Fund in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. Or it might sell an Index Futures Contract based on a group of securities whose price trends show a significant correlation with those of securities held by a Fund. When hedging of this character is successful, any depreciation in the value of portfolio securities is substantially offset by appreciation in the value of the futures position. On other occasions the Fund may take a "long" position by purchasing futures contracts. This is done when a Fund is not fully invested or expects to receive substantial proceeds from the sale of portfolio securities or of Fund shares, and anticipates the future purchase of particular securities but expects the rate of return then available in the securities markets to be less favorable than rates that are currently available in the futures markets. The Funds expect that, in the normal course, securities will be purchased upon termination of a long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

Debt Futures Contracts currently involve only taxable obligations and do not encompass municipal securities. The value of Debt Futures Contracts on taxable securities, as well as Index Futures Contracts, may not vary in direct proportion with the value of the Fund's securities, limiting the ability of the Fund to hedge effectively against interest-rate risk.

The investment restriction concerning futures contracts does not specify the types of index-based futures contracts into which the Fund may enter because it is impossible to foresee what particular indexes may be developed and traded or may prove useful to the Fund in implementing its overall risk-management strategies. For example, price trends for a particular index-based futures contract may show a significant correlation with price trends in the securities held by the Fund, even though the securities comprising the index are not necessarily identical to those held by the Fund. In any event, the Fund would not enter into a particular index-based futures contract unless the portfolio managers determined that such a correlation existed.

Index Futures Contracts and Debt Futures Contracts currently are traded actively on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

SEGREGATED ACCOUNTS

The Funds may be required to segregate assets (such as cash, U.S. government securities and other liquid portfolio securities) or otherwise provide coverage consistent with applicable regulatory policies. This would be in respect to each Fund's permissible obligations under the call and put options it writes, the forward foreign currency exchange contracts it enters into and the futures contracts it enters into.

OPTIONS ON FUTURES CONTRACTS

To attempt to gain additional protection against the effects of interest-rate fluctuations, the Funds may purchase and write (sell) put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

The Funds may purchase put options on futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as actual purchase of the futures contracts. The Funds may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Funds may write (sell) a call option and a futures contract in order to hedge against a decline in the price of the index or debt securities underlying the futures contract. If the price of the futures contract at expiration is below the exercise price, the Funds would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing (selling) of put options on futures contracts is similar to purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the current market price for the underlying securities or index units. The net cost to the Fund would be reduced, however, by the premium received on sale of the puts, less any transaction costs.

COVERED CALL OPTIONS

The Funds may write (sell) covered call options on their portfolio securities in an attempt to enhance investment performance. No more than 20% of a Fund's net assets may be subject to covered options.

When the Funds write (sell) a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize gain to the extent of the amount received for the option (the "premium") less any commission paid. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Funds sell an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction (i.e., the Fund terminates its obligation as the writer of the option by purchasing a call option on the same security with the same exercise price and expiration date as the option previously written), the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option was sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund will realize a long-term or short-term gain or loss from the sale of the underlying security, and proceeds of the sale will be increased by the net premium originally received. The writing of covered options may be deemed to involve pledge of the securities against which the option is being written. Securities against which options are written will be segregated on the books of the Fund's custodian.

RISKS OF FUTURES AND OPTIONS INVESTMENTS

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in a Fund's portfolio.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The portfolio managers will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Certain over-the-counter options may be deemed to be illiquid securities and may not be readily marketable. The portfolio managers will monitor the creditworthiness of dealers with which the Funds enter into such options transactions under the general supervision of the Trust's Board of Trustees.

PURCHASING CALL OPTIONS


The Funds may purchase call options to the extent that call option coverage by a Fund does not constitute more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Funds may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with those transactions. The Funds may, following purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid (less any commissions) to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid (less any commissions) to purchase the original call option.


Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

PURCHASING PUT OPTIONS

No more than 20% of a Fund's total assets may be subject to put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed-upon price up to an agreed-upon date. The Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS

The Funds may also write put options on a secured basis, which means that a Fund will maintain, in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put options written by the Funds. Secured put options will generally be written in circumstances where the portfolio managers wish to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, the

Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 20% of their total net assets.


Following the writing of a put option, the Funds may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of debt securities held in its portfolio or which it intends to purchase and where the transactions are appropriate to the reduction of the Fund's risks. The Trustees have adopted policies (which are not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase for a Fund of a futures contract or a related option, the value of the aggregate initial margin deposits with respect to all futures contracts (both for receipt and delivery), and premiums paid on related options entered into on behalf of the Fund, will not exceed 5% of the fair market value of the Fund's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Fund will not exceed 20% of its net assets. Futures contracts and put options written (sold) by a Fund will be offset by assets of the Fund held in a segregated account in an amount sufficient to satisfy obligations under such contracts and options.

FOREIGN SECURITIES

The Funds may invest up to 40% of their total assets in foreign securities. The Funds may invest without limit in U.S. dollar denominated foreign securities. The Income Fund may invest up to 40% of its assets in foreign bonds denominated in foreign currencies. No more than 20% of a Fund's total assets will be represented by a given foreign currency.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and that may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions and bid-to-asked spreads in U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange-control regulations, and may incur costs in connection with conversion between currencies.

Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between banks or currency dealers so that no intermediary is required. A forward contract generally requires no margin or other deposit. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.


The Funds may enter into foreign contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of interest and dividend payments on a security it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest and dividend payments, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend payment is declared, and the date on which such payments are made or received.


The Funds' activities involving forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer that is recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Advisor or Sub-Advisor. A repurchase agreement, which provides a means for the Funds to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds at the time of repurchase. In either case, the income to the Funds is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by the Funds' investment restrictions applicable to loans. Each repurchase agreement entered into by the Funds requires that if the market value of the Obligation becomes less than the repurchase price (including interest), the Funds will direct the seller of the Obligation, on a daily basis, to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event the Funds are unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Funds bear the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, the Funds might encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Funds or as being collateral for a loan by the Funds. If a court were to characterize the transaction as a loan and the Funds had not perfected a security interest in the Obligation, the Funds could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Funds would be at risk of losing some or all of the principal and income involved in that transaction. The portfolio managers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

Securities subject to a repurchase agreement are held in a segregated account and the amount of such securities is adjusted on a daily basis so as to provide a market value at least equal to the repurchase price. The Funds may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS

Each Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. government securities or other liquid portfolio securities having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section entitled "Borrowing."

SECURITIES LENDING

To increase return on portfolio securities, the Growth Fund and the Income Fund may lend their portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Funds will not lend portfolio securities in excess of one-third of the value of their respective total assets, including collateral received from such loans. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities, the Funds consider all relevant factors and circumstances, including creditworthiness of the borrower.

SECURITIES OF OTHER INVESTMENT COMPANIES


The Balanced Funds invest primarily in shares of the Growth Fund and the Income Fund. The Balanced Funds believe that this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals. The Growth Fund and the Income Fund have adopted a policy by which they may invest in securities issued by other investment companies within the limitations of the 1940 Act, which permits them to acquire securities of registered open-end investment companies except pursuant to Section 12(d)(1)(F) and Section 12(d)(1)(G) under the 1940 Act and the Rules thereunder. As a shareholder of another investment company, the Funds would bear along with other shareholders their pro rata portion of the investment company's expenses, including advisory fees.


MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES

The Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks and others. The Fund also invests in mortgage-backed securities guaranteed primarily by the Government National Mortgage Association ("GNMA"). Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities that are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.

When interest rates rise, mortgage prepayment rates decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts, with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC stock is owned by twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the portfolio managers determine that they meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The Income Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

OTHER ASSET-BACKED SECURITIES

The Income Fund may also invest in other asset-backed securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special-purpose corporations, various types of assets, including automobile loans, computer leases and credit-card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. The Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest-rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables ("CARS sm "). CARS sm represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment-sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS sm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS sm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit-card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, characteristics of the underlying assets, coupon rates on the securities, prevailing interest rates, administrative expenses and actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the "Securities Act"), may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any existing holdings of such securities.

ZERO COUPON SECURITIES

The Income Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market-value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features, exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.


Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") that have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRStm) and Certificate of Accrual on Treasuries (CATStm)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Fund understands that the staff of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.


The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

RESETS

The interest rates paid on the Adjustable Rate Mortgages (ARMs) and CMOs in which the Income Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest-rate index. There are three main categories of indexes: those based on U.S. Treasury securities; those derived from a calculated measure such as a cost-of-funds index; or a moving average of mortgage rates.

CAPS AND FLOORS

The underlying mortgages which collateralize the ARMs and CMOs in which the Income Fund invests will frequently have caps and floors that limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than by limiting interest-rate changes. These payment caps may result in negative amortization.

STRIPPED MORTGAGE-BACKED SECURITIES

The Income Fund may also invest in stripped mortgage-backed securities, which are derivative multi-class mortgage securities. The stripped mortgage-backed securities in which the Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these IO securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The staff of the SEC has indicated that it views such securities as illiquid. The Fund's investment in stripped mortgage securities will be treated as illiquid and will, together with any other illiquid investments, not exceed 15% of the Fund's net assets.

RISKS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of mortgage-backed securities (i.e., the Income Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may decrease or limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may decline more than, or may not appreciate as much as, the price of noncallable debt securities. To the extent market interest rates increase beyond the applicable cap or maximum rate on a mortgage security, the market value of the mortgage-backed security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to taxable shareholders, will be taxable as ordinary income.

The Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the portfolio managers determine that the securities meet the Fund's quality standards.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmental issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Fund's limit with respect to investment in illiquid securities.

OTHER MORTGAGE-BACKED SECURITIES

The portfolio managers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments the principal or interest payments of which may vary or the terms to maturity of which may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the portfolio managers will, consistent with the Income Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not invest in any new types of mortgage-related securities without prior disclosure to shareholders of the Fund.

RULE 144A SECURITIES

The Funds may purchase securities which are not registered under the Securities Act, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as "illiquid securities," however, any such security will not be considered illiquid so long as it is determined by the Advisor or Sub-Advisor, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act, but that may be purchased by institutional buyers pursuant to Rule 144A are subject to this 15% limit (unless such securities are variable-amount master-demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

CONVERTIBLE SECURITIES

Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange those securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

SWAPS

To help enhance the value of its portfolio or manage its exposure to different types of investments, the Income Fund may enter into interest-rate, currency and mortgage-swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars". The potential loss from investing in swap agreements is much greater than the amount initially invested. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates. The Fund will enter into interest-rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid portfolio securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian bank. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest-rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest-rate cap has the right to receive payments to the extent a specified interest-rate exceeds an agreed-upon level; the purchaser of an interest-rate floor has the right to receive payments to the extent a specified interest-rate falls below an agreed-upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed-upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the portfolio managers, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

REAL ESTATE INVESTMENT TRUSTS (REITS)

Each Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

BORROWING

Each Fund has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investments and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Fund's total assets less liabilities (other than borrowings). No Fund will purchase securities while borrowings in excess of 5% of its total assets are outstanding.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Income Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TEMPORARY DEFENSIVE PURPOSES

For temporary defensive purposes, the Funds may invest without limit in high-quality money-market securities. The Funds may also, for temporary defensive purposes, invest in shares of no-load, open-end money-market mutual funds.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund's outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of a Fund's outstanding shares. The percentage restrictions described below are applicable only at the time of investment and require no action by the Funds as a result of subsequent changes in value of the investments or the size of the Fund.

RESTRICTIONS APPLICABLE TO ALL FUNDS:

The Funds may not:

1. Purchase securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered members of any industry.

2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) the Funds may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

3. With respect to 75% of the Fund's total assets, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government and its instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction shall not apply to shares of the Balanced Funds.

4. Make loans or lend securities, if as a result thereof, more than 50% of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in REITs, securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).


6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Funds' investment program may be deemed an underwriting.

7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward investing contracts and other similar instruments.

The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed by the Board of Trustees, without shareholder approval, in compliance with applicable law and regulatory policy.

1. The Funds shall not invest in companies for purposes of exercising control or management.

2. The Funds shall not purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3. The Funds shall not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

4. The Funds shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5. The Funds will invest no more than 15% of the value of their net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable.

PORTFOLIO TURNOVER


For the fiscal year ended June 30, 2005, the portfolio turnover rate for the Growth Fund and for the Income Fund was 76% and 206%, respectively. For the fiscal year ended June 30, 2006, the portfolio turnover rate for the Growth Fund and for the Income Fund was 51% and 263%, respectively. High rates of portfolio turnover (100% or more) entail certain costs, including increased taxable income for the Funds' shareholders. Also, the higher the turnover, the greater the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Funds' overall investment performance and reduce shareholders' return.


                             MANAGEMENT OF THE FUNDS

THE BOARD OF TRUSTEES & OFFICERS

The operations of each Fund are under the direction of the Board of Trustees. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Board also reviews the various services provided by the Advisor to ensure that each Fund's general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner.

The Trustees, including those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) ("Independent Trustees"), and the executive officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise stated, the address of each Trustee and officer is c/o the Advisor, 200 East Twelfth Street, Jeffersonville, IN 47130.

                                                                                            NUMBER OF
                                        TERM OF                                             PORTFOLIOS
                                       OFFICE AND                                             IN FUND               OTHER
                       POSITION(S)       LENGTH          PRINCIPAL                            COMPLEX          TRUSTEESHIPS/
NAME AND               HELD WITH        OF TIME       OCCUPATION(S)                         OVERSEEN BY       DIRECTORSHIPS
AGE                     TRUST           SERVED*     DURING PAST 5 YEARS                       TRUSTEE          HELD BY TRUSTEE
--------               -----------      -------     -------------------                     -----------        ---------------
INDEPENDENT TRUSTEES

F. Kenneth Bateman      Trustee       Since         Attorney, Gerber &                            4                  None
Age:66                  and           inception     Bateman, P.A. (1999 to
                        Chairman                    present).
                        of the
                        Board

Gail C. Duree           Trustee      Since          Independent Financial
Age: 60                              inception      Consultant,
                                                    Montview Boulevard Presbyterian
                                                    Church, Treasurer (1994 to present);
                                                    Women's Foundation of
                                                    Colorado (1995 to present);
                                                    Alpha Gamma Delta Foundation Board
                                                    (2005 to present)

Cynthia S. Gooch        Trustee       Since         Retired; Trustee,                               4                None
Age: 74                               inception     Presbyterian Church
                                                    (U.S.A.)Foundation
                                                    (1997 to 2002)

William C. Lauderbach   Trustee       Since         Executive Vice                                  4                None
 Age: 68                              August 2005   President and Senior
                                                    Investment Officer,
                                                    Chemical Bank and
                                                    Trust Company,
                                                    Midland, Michigan
                                                    (1985 to present)

Rev. Donald B.          Trustee      Since          Retired.                                       4                 None
Register                             inception      Pastor,
Age: 69                                             Sixth-Grace
                                                    Presbyterian Church,
                                                    Chicago, IL (1988 to 2005)

John D. Stuart          Trustee      Since          Independent Financial                          4                 None
Age: 75                              February       Consultant
                                     2002


INTERESTED TRUSTEES

Robert E. Leech **     Trustee           Since May      President and Chief                      4                    Director,
Age: 61                and President     2005           Executive Officer of the                                      New
                                                        Presbyterian Church                                           Covenant
                                                        (U.S.A.) Foundation                                           Trust
                                                        (2000 to present)                                             Company

Samuel W.              Trustee          Since           Retired;                                4                     Trustee,
McNairy ***                             August 2005     Deloitte &                                                    Presbyterian
Age: 64                                                 Touche LLP (1964 to                                           Church
                                                        2001).                                                        (U.S.A.)
                                                                                                                      Foundation
                                                                                                                      (January
                                                                                                                      2005 to
                                                                                                                      present).


--------------
** Mr. Leech is deemed to be an "Interested Trustee" due to his status as an officer of the Trust and an affiliated person of the Funds' investment advisor.

*** Mr. McNairy is deemed to be an "Interested Trustee" due to his status as an affiliated person of the Funds' investment advisor.

                                                                                              NUMBER OF
                                        TERM OF                                               PORTFOLIOS
                                       OFFICE AND                                              IN FUND               OTHER
                       POSITION(S)       LENGTH            PRINCIPAL                           COMPLEX             TRUSTEESHIPS/
NAME AND               HELD WITH        OF TIME          OCCUPATION(S)                        OVERSEEN BY          DIRECTORSHIPS
AGE                     TRUST           SERVED*         DURING PAST 5 YEARS                     TRUSTEE           HELD BY TRUSTEE
--------               ----------      ----------       -------------------                   -----------         ---------------
OFFICERS WHO ARE NOT TRUSTEES

George W. Rue III     Vice President    August         Senior Vice President and Chief             N/A                    N/A
Age:42                                  2005           Investment Officer, Presbyterian
                                                       Church (U.S.A.) Foundation and New
                                                       Covenant Trust Company, N.A. (2004
                                                       to present); Relationship Manager/
                                                       Product Manager, INVESCO-National
                                                       Asset Management (2001 to 2004);
                                                       Relationship Manager, National Asset
                                                       Management (2000 to2001); Vice
                                                       President, Portfolio Manager, National
                                                       City Bank of Kentucky (1995 to 2000).

Anita J. Clemons     Vice President    August          Vice President and Investment                 N/A                  N/A
Age:52                                 2003            Officer, New Covenant Trust
                                                       Company, N.A. (2000 to present).              N/A                  N/A

Harry Harper         Chief             August          Chief Compliance Officer, New                 N/A                  N/A
Age: 62              Compliance        2004            Covenant Trust Company, N.A.
                     Officer                           (2002 to present); Chief Compliance
                                                       Officer, Allegheny Financial Group
                                                       (2000 to 2002)

Martin R. Dean       Treasurer         October         Vice President of Fund                        N/A                  N/A
3435 Stelzer Rd.                       2005            Administration, BISYS Fund
Suite 1000                                             Services (1994 to present)
Columbus, OH 43219
Age: 42


-----------
* Each Trustee shall hold office for life or until his or her successor is elected and qualified or until the Trust terminates; each officer serves until his or her successor shall have been elected and qualified or until his or her earlier resignation.

BOARD COMMITTEES


The Board has an Audit Committee, a Valuation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised solely of the Independent Trustees, currently Mr. Bateman, Ms. Duree, Ms. Gooch, Mr. Lauderbach, the Reverend Donald B. Register, and Mr. Stuart. The Audit Committee makes recommendations to the Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Trust's financial operations. The Audit Committee held two meetings during the Trust's last fiscal year.

The Nominating and Corporate Governance Committee is responsible for the selection and nomination of candidates to serve as Trustees. The Nominating and Corporate Governance Committee does not have a stated policy for considering nominees recommended by shareholders. The Nominating and Corporate Governance Committee did not meet during the Trust's last fiscal year.



The Valuation Committee is responsible for overseeing the valuation of the portfolio securities held by the Funds through the Advisor's implementation of the Trust's procedures with respect to valuation of portfolio securities. The Valuation Committee met three times during the Trust's last fiscal year.


PROXY VOTING POLICY

The Advisor shall consider only those factors that relate to the shareholder's investment including how its vote will economically and socially responsibly impact and affect the value of the client's investment, mindful that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client.

Proxy votes generally will be cast in favor of proposals that:

1) maintain or strengthen the shared interests of shareholders and management;

2) increase shareholder value;

3) maintain or increase shareholder influence over the issuer's board of directors and management;

4) maintain or increase the rights of shareholders;

5) are consistent with the socially responsible policies of the Presbyterian Church (U.S.A.); and

6) maintain or enhance the integrity and oversight of the corporation and its public reporting.

Proxy votes generally will be cast against proposals having the opposite effect. From time-to-time, the Advisor will abstain or provide a "No" vote in situations where the Advisor determines that the matter is too costly to research thoroughly.

In exercising its voting discretion, the Advisor and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Advisor will notify the Trustees if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Advisor or any affiliate of the Advisor.


Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available (i) without charge, upon request, by calling 877-835-4531; (ii) on the Funds' web site at http://www.NewCovenantFunds.com; and (iii) on the SEC's web site at http://www.sec.gov.


                          SECURITY AND OTHER INTERESTS

No officer or employee of the Advisor receives any compensation from the Funds for serving as an officer or Trustee of the Trust. The Funds do not compensate the officers or Trustees of the Trust for the services they provide to the Funds.(1) The Funds do reimburse officers and Trustees of the Trust for expenses incurred in providing their services to the Trust.


As of October 1, 2006, the Trustees and officers of the Trust individually and as a group owned beneficially less than 1% of the outstanding shares of any Fund. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2006.


--------------
(1) The Trust's Chief Compliance Officer ("CCO") is also an employee of the Advisor. The Funds reimburse the Advisor for a portion of the CCO's annual compensation paid by the Advisor.

                                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                        DOLLAR RANGE OF    DOLLAR RANGE OF    DOLLAR RANGE OF    DOLLAR RANGE OF     SECURITIES IN ALL REGISTERED
                       EQUITY SECURITIES  EQUITY SECURITIES  EQUITY SECURITIES  EQUITY SECURITIES    INVESTMENT COMPANIES OVERSEEN
                         IN THE GROWTH      IN THE INCOME     IN THE BALANCED    IN THE BALANCED   BY THE TRUSTEE WITHIN THE FAMILY
        TRUSTEES            FUND               FUND            GROWTH FUND         INCOME FUND         OF INVESTMENT COMPANIES
        --------       -----------------  -----------------  -----------------  -----------------  --------------------------------
INVESTMENT COMPANIES

Independent Trustees

F. Kenneth Bateman     $50,001-$100,000   None               None               None               $50,001-$100,000
Gail C. Duree          $1-$10,000         $1-$10,000         $1-$10,000         $1-$10,000         $10,001-$50,000
Cynthia S. Gooch       None               None               $1-$10,000         None               $1-$10,000
William C. Lauderbach  $10,001-$50,000    None               None               None               $10,001-$50,000
Rev. Donald B.         None               None               None               None               None
Register
John D. Stuart         None               None               None               None               None

Interested Trustees

Robert E. Leech        $10,001-$50,000    None               None               None               $10,001-$50,000
Samuel W. McNairy      $10,001-$50,000    $10,001-$50,000    None               None               $10,001-$50,000


      The Advisor, which operates as a "manager of managers," and the Trust have obtained an exemptive order from the SEC that permits the Advisor, with the approval of the Trust's Board of Trustees, to retain unaffiliated Sub-Advisors for a Fund without submitting the Sub-Advisory Agreements to a vote of the Fund's shareholders. A shareholder vote would be required to approve any change to a Sub-advisory Agreement if such change would result in the overall management and advisory fees payable by a Fund that have been approved by the shareholders of the Fund. The Trust will notify shareholders in the event of any change in the identity of the Sub-Advisors for a Fund. Subject to Board review, the Advisor allocates and, when appropriate, reallocates the Funds' assets among Sub-Advisors, monitors and evaluates Sub-Advisor performance, and oversees Sub-Advisor compliance with the Funds' investment objectives, policies and restrictions. The Advisor has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      Control persons (those owning more than 25% of the voting securities, which can effect the control on the voting securities of other security holders) have been marked below with an asterisk. Principal holders are those persons who own greater than 5% of a Fund's voting securities. As of October 1, 2006, the following persons owned beneficially or of record, the following percentage of each Fund's voting securities:



        NAME AND ADDRESS                                PERCENTAGE OF FUND'S VOTING SECURITIES
        ----------------                                --------------------------------------
NEW COVENANT GROWTH FUND:

    NCTC SID CUSTODY ACCOUNT                                        62.39%
    200 EAST TWELFTH ST
    JEFFERSONVILLE,  IN  47130-3854

    NEW COVENANT BALANCED GROWTH                                    21.59%
    200 EAST TWELFTH ST
    JEFFERSONVILLE,  IN  47130-3854

    NEW COVENANT BALANCED INCOME                                     5.01%
    200 EAST TWELFTH ST
    JEFFERSONVILLE,  IN  47130-3854

NEW COVENANT INCOME FUND:

    NCTC CUSTODY ACCOUNT  FOR PR                                    50.12%
    200 EAST TWELFTH ST
    JEFFERSONVILLE,  IN  47130-3854

    NEW COVENANT BALANCED GROWTH                                    22.05%
    200 EAST TWELFTH ST
    JEFFERSONVILLE, IN  47130-3854

    NEW COVENANT BALANCED INCOME                                    14.13%
    200 EAST TWELFTH ST
    JEFFERSONVILLE,  IN  47130-3854


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISOR

To assist the Trustees and officers in carrying out their duties and responsibilities, the Trust has employed the NCF Investment Department of New Covenant Trust Company, N.A. (the "Advisor") as the Funds' investment advisor. New Covenant Trust Company, N.A. is a subsidiary of the Presbyterian Church (U.S.A.) Foundation, which for many years administered an investment program for institutions prior to creating the Trust Company and sponsoring the Funds.

The Advisor is a separate division of New Covenant Trust Company, N.A. and is registered as an investment advisor with the SEC. Prior to May 14, 2001, New Covenant Trust Company, N.A. served as investment advisor to the Funds.

As of May 14, 2001, New Covenant Trust Company, N.A. assigned the Investment Advisory Agreement for the Funds to the Advisor.

The Trust and the Advisor have entered into an Investment Advisory Agreement with respect to each Fund that is renewable annually by the Board of Trustees or by votes of a majority of each Fund's outstanding voting securities. The Agreements will continue in effect from year to year only if such continuance is approved annually by either the Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund, and in either case by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party to the Agreements, voting in person at a meeting called for the purpose of voting on such approvals. The Agreements may be terminated at any time without penalty by the Board of Trustees, by votes of the shareholders or by the Advisor, upon sixty days written notice. The Agreements terminate automatically if assigned.

For providing investment advisory services and assuming certain Fund expenses, the Growth Fund pays the Advisor a monthly fee at the annual rate of 0.99% of the value of the Growth Fund's average daily net assets and the Income Fund pays the Advisor a monthly fee at the annual rate of 0.75% of the value of the Income Fund's average daily net assets. The advisory fees received by the Advisor are used to pay the fees of the Sub-Advisors. The Advisor does not receive advisory fees for the Balanced Funds.


During the fiscal years ended June 30, 2004, 2005 and 2006, the Advisor received the following fees from the Funds for its services:



                                              2004(1)        2005(2)        2006(3)
                                              -------        -------        -------
New Covenant Growth Fund                    $ 7,838,860    $ 6,437,112    $ 7,341,259
New Covenant Income Fund                    $ 3,931,974    $ 2,807,052    $ 3,161,773
New Covenant Balanced Growth Fund           $        --    $        --    $        --
New Covenant Balanced Income Fund           $        --    $        --    $        --


(1) During the fiscal year ended June 30, 2004, the Advisor voluntarily waived a portion of its advisory fee in an amount equivalent to the shareholder services fees paid by the Growth Fund and Income Fund. The Advisor voluntarily waived $1,027,604 and $664,553 of its advisory fees for the Growth Fund and Income Fund, respectively. Taking the Advisor's voluntary waiver of its advisory fee into account, the Advisor received fees of $6,811,256 and $3,267,421 from the Growth Fund and Income Fund, respectively.


(2) During the fiscal year ended June 30, 2005, the Advisor waived a portion of its advisory fee in an amount equivalent to the shareholder services fees paid by the Growth Fund and Income Fund. The Advisor waived $1,897,421 and $1,167,293 of its advisory fees for the Growth Fund and Income Fund, respectively. The Advisor also reimbursed the Balanced Growth Fund and Balanced Income Fund in an amount equivalent to the shareholder services fees paid by the Balanced Growth Fund and Balanced Income Fund.



(3) During the fiscal year ended June 30, 2006, the Advisor waived a portion of its advisory fee in an amount equivalent to the shareholder services fees paid by the Growth Fund and Income Fund. The Advisor waived $1,625,344 and $865,232 of its advisory fees for the Growth Fund and Income Fund, respectively. The Advisor also reimbursed the Balanced Growth Fund and Balanced Income Fund in an amount equivalent to the shareholder services fees paid by the Balanced Growth Fund and Balanced Income Fund


Investment Advisory Services: The Advisor provides a continuous investment program for each of the Funds in accordance with each Fund's investment objectives, policies, and restrictions as stated in such Fund's Prospectus and Statement of Additional Information and all amendments or supplements thereto, and resolutions of the Trust's Board of Trustees as may be adopted from time to time. The Advisor further agrees that it:

(a) will supervise and direct each Fund's investments and shall have the discretion to determine from time to time what investments, securities, commodities or financial futures contracts will be purchased, retained, sold or lent by the Funds and what portion of the assets will be invested in cash;

(b) for purposes of managing the Funds the Advisor may appoint one or more Sub-Advisors (as provided in the section below) to which it may delegate all of any portion of the responsibilities granted to it herein;

(c) will conform with all applicable Rules and Regulations of the SEC as they pertain to the registration of the Trust and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Advisor.

In addition to managing the investments, the Advisor also makes recommendations with respect to other aspects and affairs of the Funds. The Advisor also furnishes the Funds with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Funds are borne by the respective Funds.

THE SUB-ADVISORS

The Advisor has entered into sub-advisory agreements with each sub-advisor to assist in the selection and management of each Fund's investment securities. In this regard, the Trust has received from the SEC an exemptive order that permits the Advisor to engage and terminate Sub-Advisors without shareholder approval. It is the responsibility of the Sub-Advisors, under the direction of the Advisor, to make day-to-day investment decisions for the Funds. The Sub-Advisors also place purchase and sell orders for portfolio transactions of the Funds consistent with social-witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.) and in accordance with each Fund's investment objective and policies.

The Advisor pays each Sub-Advisor a quarterly fee for their services in managing assets of the Funds. Such fees are based on the annual rates noted below. The Advisor pays the Sub-Advisors' fees directly from its own advisory fees. The Sub-Advisory fees are based on the assets of a Fund to which a Sub-Advisor is responsible for making investment decisions. The Advisor allocates the portion of each Fund's assets for which a Sub-Advisor will make investment decisions. Reallocations may be made at any time at the Advisor's discretion.

                                                                           ANNUAL SUB-ADVISORY FEE
                                                                              AS A PERCENTAGE OF
       NAME OF CURRENT SUB-ADVISOR                 FUND NAME                    ASSETS MANAGED
       ---------------------------                 ---------                    --------------
1.    Capital Guardian Trust Company               Growth Fund         0.80% of the first $25 million;
                                                                       0.65% of the next $25 million and
                                                                       0.525% of the next $200 million
                                                                       0.475% on assets over $250 million
                                                                       (less 10% eleemosynary discount)

2.    Mazama Capital Management, Inc.              Growth Fund         0.85% on the first $20 million in
                                                                       assets; and 0.75% on all assets over
                                                                       $20 million

3.    Santa Barbara Asset Management, Inc.         Growth Fund         0.50% of the assets

4.    Sound Shore Management, Inc.                 Growth Fund         0.75% of the first $10 million and
                                                                       0.50% on assets over $10 million

5.   Tattersall Advisory Group, Inc.               Income Fund         0.15% of the first $135 million;
                                                                       0.10% of the next $140 million and
                                                                       0.08% of assets over $275 million.

6.    Wellington Management                        Growth Fund         0.25% of the first $100 million;
       Company, LLP                                                    0.20% of the next $400 million and
                                                                       0.175% of assets over $500 million.

For the fiscal year ended June 30, 2004, the Sub-Advisors received the following as compensation for their services:



Capital Guardian Trust Company                         $400,679

Sound Shore Management, Inc.                           $554,661

Seneca Capital Management  (1)                         $886,820

Tattersall Advisory Group, Inc                         $541,894

Wellington Management Company, LLP                     $926,271



For the fiscal year ended June 30, 2005, the Sub-Advisors received the following as compensation for their services:


Capital Guardian Trust Company                         $  540,358

Mazama Capital Management, Inc.                        $  127,933

Santa Barbara Asset Management, Inc.                   $  175,302

Sound Shore Management, Inc.                           $  573,260

Seneca Capital Management (1)                          $  301,870

Tattersall Advisory Group, Inc.                        $  547,024

Wellington Management Company, LLP                     $1,104,145

-----------
(1) Seneca Capital Management was terminated on January 1, 2005 as sub-advisor to the New Covenant Growth Fund.


For the fiscal year ended June 30, 2006, the Sub-Advisors received the following as compensation for their services.



Capital Guardian Trust Company                         $  695,733

Mazama Capital Management, Inc.                        $  324,232

Santa Barbara Asset Management, Inc.                   $  399,526

Sound Shore Management, Inc.                           $  634,013

Tattersall Advisory Group, Inc.                        $  551,775

Wellington Management Company, LLP                     $1,115,459



Continuance of the Sub-Advisory Agreements must be specifically approved at least annually (i) by vote of the Trustees or by vote of the shareholders of the Funds, and (ii) by vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate if assigned, and is terminable at any time without penalty by the Sub-Advisor or by the Trustees of the Trust, or by a majority of the outstanding shares of the applicable Funds on 60 days' written notice to the Advisor and the Sub-Advisor.

EXPENSES

Each Fund pays all expenses not assumed by the Advisor, including, but not limited to: Trustees' expenses; audit fees; legal fees; interest expenses; brokerage commissions; registration and notification of shares for sale with the SEC and with various state securities commissions; taxes; cost of insurance; fees of the Funds' administrator, custodian, fund accountant, transfer agent or other service providers; costs of obtaining quotations of portfolio securities; and the pricing of Fund shares.

CODE OF ETHICS

The Trust and the Advisor, jointly, each Sub-Advisor, and New Covenant Funds Distributor, Inc., separately, has adopted a Code of Ethics designed to prevent affiliated persons of the Trust, the Advisor, each Sub-Advisor and New Covenant Funds Distributor, Inc. from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds. These Codes of Ethics are available to the public through the SEC.

                             OTHER SERVICE PROVIDERS

DISTRIBUTOR


New Covenant Funds Distributor, Inc. (an affiliate of New Covenant Trust Company, N.A.) serves as the principal underwriter (the "Distributor") for the Trust pursuant to a Distribution Agreement. The Agreement is for an initial two-year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust, or by the Distributor. The Agreement will also terminate automatically in the event of its assignment. Currently, the Funds do not pay any fees to the Distributor. The Distributor's business address is 200 East Twelfth Street, Jeffersonville Indiana 47130.


TRANSFER AGENT

BISYS Fund Services Ohio, Inc. ("BISYS") provides transfer agency services for the Funds. As part of these services, BISYS processes shareholder transactions and provides shareholder information services, compliance reporting, and anti-money laundering services. BISYS maintains the Trust's records in connection with the services it provides. BISYS' business address is 3435 Stelzer Road, Columbus, Ohio 43219.

ADMINISTRATION AGREEMENT AND FUND ACCOUNTING AGREEMENT

BISYS provides fund accounting and administrative services to the Funds. The Trust has a Fund Accounting Agreement and an Administration Agreement (the "Service Agreements") with BISYS. Under the Service Agreements, BISYS provides fund accounting and administrative services to the Funds. The services include the day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, calculation of each Fund's net asset value in accordance with the provisions of the Funds' current prospectus, and certain supplemental services in connection with Trust's obligations under the Sarbanes-Oxley Act of 2002.


For the fiscal years ended June 30, 2004, 2005 and 2006, the Funds paid BISYS and its predecessor, PFPC Inc., the following fees for administrative and accounting services:

                                                BISYS         PFPC          BISYS          BISYS
                                               2004(1)      2004(1)        2005(2)        2006(3)
                                               -------      -------        -------        -------
New Covenant Growth Fund                    $ 151,941      $277,264      $  401,085     $  331,856
New Covenant Income Fund                    $  97,707      $164,867      $  241,202     $  186,341
New Covenant Balanced Growth Fund           $  43,568      $ 44,809      $  130,737     $   96,491
New Covenant Balanced Income Fund           $  18,797      $ 23,522      $   54,358     $   39,412


----------
(1) Fees earned by BISYS for the fiscal year ended June 30, 2004 are for administration services and fund accounting services beginning on March 8, 2004. Fees earned by PFPC for the fiscal year ended June 30, 2004 are for administration services and fund accounting services for the period July 1, 2003 to March 7, 2004.


(2) During the fiscal year ended June 30, 2005, BISYS contractually waived a portion of its administration fee. BISYS waived $25,454, $15,538, $9,043 and $3,631 from the Growth Fund, Income Fund, Balanced Growth Fund and Balanced Income Fund, respectively.



(3) During the fiscal year ended June 30, 2006, the Administrator contractually waived a portion of its administration fee. BISYS waived $134,950, $80,016, $46,154 and $18,674 from the Growth Fund, Income Fund,
      Balanced Growth Fund and Balanced Income Fund, respectively.


SHAREHOLDER SERVICES AGREEMENTS


The Trust is a party to certain Shareholder Services Agreements pursuant to which the Funds are authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations ("Authorized Service Providers") for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay an Authorized Service Provider (which include affiliates of the Funds) a shareholder services fee at the rate of 0.25% on an annual basis of the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship. Among the types of shareholder services that may be compensated under the Agreements are: (1) answering customer inquiries of a general nature regarding the Funds; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Trust in establishing and maintaining shareholder accounts and records; and (5) assisting customers in changing account options, account designations, and account addresses, and providing such other shareholder administrative services as may be reasonably requested. During the fiscal year ended June 30, 2006, the Growth Fund, Income Fund, Balanced Growth Fund and Balanced Income Fund made payments pursuant to such Shareholder Services Agreements of $1,627,734, $862,816, $758,349 and $308,418, respectively, a substantial majority of which payments were made to an affiliate of the Advisor. In connection with the implementation and operation of the Shareholder Services Agreements, the Advisor has agreed to waive the amount of the investment advisory fees payable to it by any Fund to the extent of the amount paid in fees by a Fund to any Authorized Service Provider under the Shareholder Services Agreements.


CUSTODIAN SERVICES

JPMorgan Chase Bank N.A. ("JPMorgan"), 270 Park Avenue, New York, NY 10017-2070, serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, JPMorgan holds or arranges for the holding of all portfolio securities and other assets of the Funds.

Prior to May 17, 2005, State Street Bank & Trust Co., 1776 Heritage Drive, North Quincy, MA 02171, served as custodian for the Funds.

For its accounting and custody services, State Street Bank & Trust Co. and JPMorgan received the following fees:


                                               State         State
                                              Street         Street      JPMorgan        JPMorgan
                                               2004           2005         2005            2006
                                            ----------    -----------    ---------       ---------
New Covenant Growth Fund                    $  372,534    $   340,560    $  27,207       $  85,506
New Covenant Income Fund                    $   69,888    $    57,559    $   2,378       $   5,117
New Covenant Balanced Growth Fund           $    3,250    $     2,734    $      16       $     435
New Covenant Balanced Income Fund           $    3,250    $     2,741    $       9       $     446


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The independent registered public accounting firm of Ernst & Young LLP ("E&Y"), 1100 Huntington Center, 41 S. High Street, Columbus, OH 43215, has been designated as independent registered public accounting firm for each Fund.


LEGAL COUNSEL

Dechert LLP, 1775 Eye Street, N.W., Washington, DC 20006, serves as legal counsel for the Trust.

                                    BROKERAGE

The Advisor and Sub-Advisors, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either,
(1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Advisor or Sub-Advisor by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Advisor or Sub-Advisors may use research and services provided to it by brokers and dealers in servicing all its clients. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere. The Advisor and the Sub-Advisors may also consider the selection of those brokers that provide brokerage/service arrangements to the Funds such as commission recapture programs pursuant to which the broker agrees to pay for certain services provided to the Funds. The Funds are currently parties to such brokerage/service arrangements with certain brokers.


With respect to brokerage transactions for the Growth Fund for the fiscal period ended June 30, 2006, the Sub-Advisors for the Growth Fund purchased and sold securities for a total transaction amount of $5,926,971 through brokers that provided research services to the Sub-Advisors and the Funds and paid $18,118 in commissions to such brokers.


The aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

COMMISSIONS PAID


                                   Fiscal Year Ended June 30,
                           -------------------------------------------
Fund Name                      2004          2005              2006
                           -----------    -----------       ---------
Growth Fund                $ 1,995,195    $ 1,379,778       $ 931,687
Income Fund                $         -    $     9,576       $  15,770
Balanced Growth Fund       $         -    $         -       $       -
Balanced Income Fund       $         -    $         -       $       -


                               GENERAL INFORMATION

SHARES OF BENEFICIAL INTEREST

The Trust Instrument authorizes the issuance of an unlimited number of shares for each of the Funds, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights with respect to the shares of any of the Funds. Each of a Fund's shares has equal voting rights. Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared by such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

All issued and outstanding shares of each Fund will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Funds will not be evidenced by a certificate or certificates representing shares of a Fund.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series or classes. The Trustees have authorized one class of shares to be issued currently.

                  PURCHASES, REDEMPTIONS, AND PRICING OF SHARES

NET ASSET VALUE

Shares of each Fund are purchased at net asset value. The net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Each Fund's share price will be determined at the close of regular trading hours of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Orders received by the transfer agent after 4:00 p.m., will be confirmed at the next business day's price.

VALUATION

Each Fund's securities are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. Certain securities may be valued by an independent pricing service approved by the Board of Trustees.

Equity securities which are traded in the over-the-counter market only, but which are not included in the NASDAQ National Market System, will be valued at the mean between the last preceding bid and asked prices. Valuations may also be obtained from pricing services when such prices are believed to reflect fair market value. Securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Short-term notes are valued at cost. Corporate bonds, municipal bonds, receivables and portfolio securities not currently quoted as indicated above, and other assets will be valued at fair value as determined in good faith under procedures adopted by the Board of Trustees.

The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAVs. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Funds' foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

REDEMPTIONS IN KIND

The Trust reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Trust may limit the amount of redemption proceeds paid in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of the existing shareholders. If the recipient later sold such securities, a brokerage charge might be incurred.

SUSPENSION OF REDEMPTIONS

The right of redemption may be suspended or the date of payment postponed during
(a) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted, (b) any period in which an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) such other periods as the SEC by order may permit to protect the Funds' shareholders.

EXCHANGE OF SHARES

An exchange is effected by redemption of shares of one Fund and the issuance of shares of another Fund, and only with delivery of the current Prospectus of the Fund being acquired. With respect to an exchange among the Funds, a capital gain or loss for Federal income tax purposes will be realized upon the exchange, depending upon the cost, other basis of the shares redeemed, and your tax status. The exchange privilege is not designed for use in connection with short-term trading or market-timing strategies. The exchange privilege may be terminated or suspended or its terms changed at any time, subject to 60 days' prior notice.

TELEPHONE INSTRUCTIONS

Neither the Trust nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable. You assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with BISYS as transfer agent will be recorded.

AUTOMATIC INVESTING

You may authorize automatic investing through automatic withdrawals from your bank account on a regular basis. Minimum investments must be for at least $50.

SYSTEMATIC WITHDRAWAL PLAN

If you purchase or already own $5,000 or more of any Fund's shares, valued at the net asset value, and you wish to receive periodic payments from your account(s) you may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. If you participate in this plan, you will receive monthly, quarterly or annual checks in the amount designated. The minimum withdrawal is $50. The amount of withdrawal may be changed at any time. Dividends and capital gain distributions on a Fund's shares in the Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares you own. With respect to the Funds, the redemption of shares may result in a gain or loss that is reportable, if you are a taxable entity.

Redemptions required for payments may reduce or use up your investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Plan payments cannot be considered as yield or income on the investment.

BISYS, as agent for the shareholder, may charge for services rendered beyond those normally assumed by the Funds. No such charge is currently assessed, but such a charge may be instituted by BISYS upon notice in writing to shareholders. This Plan may be terminated at any time without penalty upon written notice by the shareholder, by the Funds, or by BISYS.

INTEGRATED VOICE RESPONSE (IVR) SYSTEM

You can obtain toll-free access to account information, as well as certain transactions, by calling 877-835-4531. IVR provides share price, price change, account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows sales or exchanges of Fund shares.

                              TAXATION OF THE FUNDS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Unless otherwise noted, references to "the Fund" apply to each of the four Funds discussed herein.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

FUND INVESTMENTS

MARKET DISCOUNT. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market," with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to taxable shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and any other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations."

The excess of net long-term capital gains over the short-term capital losses realized and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

You will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below your cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. You should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to you.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of the Fund, you will realize a taxable gain or loss depending upon your basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a current rate of 28% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number,
(2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, (3) when required to do so, you fail to certify that you are not subject to backup withholding, or (4) you fail to certify that you are a U.S. resident, including a resident alien. Any amounts withheld may be credited against your federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on your particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 28% (or a lower treaty rate, if applicable).

                    DISCLOSURE OF FUND PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds' portfolio securities. A complete list of each Fund's portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on forms N-CSR and N-Q. As a general matter, in order to protect the confidentiality of the Funds' portfolio holdings, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except: (1) to service providers that require such information in the course of performing their duties (such as the Funds' custodian, fund accountants, investment advisor, administrator, independent registered public accounting firm, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality; or (2) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and
(2) to third-party vendors, such as Morningstar Investment Services, Inc. and Lipper, Inc. and other financial intermediaries that: (a) agree to not distribute the portfolio holdings or results or the analysis to third parties, other departments or persons who are likely to use the information for the purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement. Only the Trust's President may authorize disclosure of any of the Funds' portfolio holdings. The Trust's President monitors requests for the disclosure of portfolio holdings and is responsible for bringing to the attention of the Board of Trustees for resolution any request that represents a conflict of interest between the Funds' shareholders and the Funds' investment advisor, sub-advisors, principal underwriter or any affiliates of those entities.


Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of a majority of the Board of Trustees upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Any amendments to these policies and procedures must be approved and adopted by the Board of Trustees. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures, as necessary.

                       CALCULATION OF PERFORMANCE DATA

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

TOTAL RETURN

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and analyzing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:


P(1+T) (N) = ERV


Where:     P     =      a hypothetical initial payment of $1,000.
           T     =      average annual total return.
           n     =      number of years.
           ERV   =      ending redeemable value of a hypothetical $1,000 payment
                        made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on Fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P(1+T) (n) = ATVD(D)

Where:   P        =    a hypothetical initial payment of $1,000
         n        =    number of years
         T        =    average annual total return.
         ATVD(D)  =    ending value of a hypothetical $1,000 payment made
                       at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on Fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P(1 + T) (n) = ATV(DR)

Where:   P       =   a hypothetical initial payment of $1,000
         n       =   number of years
         T       =   average annual total return.
         ATV(DR) =   ending value of a hypothetical $1,000 payment made at the
                     beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




30-DAY YIELD CALCULATIONS

The Income Fund may calculate a 30-day yield by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. The result is then annualized on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


YIELD = 2 [( a - b  + 1)(6) - 1]

CD


Where:     a     =     dividends and interest earned during the period.
           b     =     expenses accrued for the period (net of reimbursements).
           c     =     the average daily number of shares outstanding during the
                       period that were entitled to receive dividends.
           d     =     maximum offering price per share on the last day of the
                       period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains thirty days. The date on which the obligation reasonably may be expected to be called for, or if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

With regard to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs"): (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period; and (ii) the Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

COMPARING PERFORMANCE

Performance information for the Funds may be compared, in reports and promotional literature, to indexes including, but not limited to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or other appropriate unmanaged domestic or foreign indexes of performance of various types of investments so that investors may compare a Fund's results with those of indexes widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in a Fund; and (iv) products managed by a universe of money managers with similar performance objectives. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

                             FINANCIAL STATEMENTS


The audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2006, as set forth in the Trust's annual report to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference.

               APPENDIX A -- DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

"Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

"B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

"C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

"D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

The following summarizes the ratings used by Standard & Poor's for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for long-term issues:

"AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

"CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

"DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

-     Positive means that a rating may be raised.

-     Negative means that a rating may be lowered.

-     Stable means that a rating is not likely to change.

-     Developing means a rating may be raised or lowered.

-     N.M. means not meaningful.

MOODY'S

WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

"MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

"MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                 APPENDIX B -- PORTFOLIO MANAGER INFORMATION

CAPITAL GUARDIAN TRUST COMPANY

      PORTFOLIO MANAGERS

      Capital Guardian Trust Company ("Capital Guardian") uses a multiple portfolio manager system in managing the portion of the assets of the New Covenant Growth Fund allocated to Capital Guardian. Under this approach, the portfolio of the Fund's assets are divided into a segment managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund's objectives and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's investment analysts also may make investment decisions with respect to a portion of the Fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

      DAVID I. FISHER is Chairman of the Board of Capital Guardian. He has been with Capital Guardian for over 36 years and has been a portfolio manager for at least the past 5 years.

      RICHARD N. HAVAS is Senior Vice President of Capital International Research, Inc., an affiliate of Capital Guardian. He has been with Capital Guardian for over 19 years and has been a portfolio manager for at least the past 5 years.

      VICTOR D. KOHN is President and Director of Capital International, Inc., an affiliate of Capital Guardian. He has been with Capital Guardian for over 19 years and has been a portfolio manager for at least the past 5 years.

      NANCY J. KYLE is Vice Chairman of Capital Guardian. She has been with Capital Guardian for over 14 years and has been a portfolio manager for at least the past 5 years.

      LIONEL M. SAUVAGE is Director and Senior Vice President of Capital Guardian. He has been with Capital Guardian for over 18 years and has been a portfolio manager for at least the past 5 years.


      NILLY SIKORSKY is Chairman of Capital International S.A., an affiliate of Capital Guardian. She has been with Capital Guardian for over 43 years and has been a portfolio manager for at least the past 5 years.


      RUDOLF M. STAEHELIN is Senior Vice President of Capital International Research, Inc., an affiliate of Capital Guardian. He has been with Capital Guardian for over 24 years and has been a portfolio manager for at least the past 5 years.

      DOLLAR RANGE OF INVESTMENT IN THE FUNDS

      Based on the information available for the time period ending June 30, 2005, the Capital Guardian portfolio managers of the portion of the assets of the New Covenant Growth Fund allocated to Capital Guardian did not own any shares of the Funds.

      PORTFOLIO MANAGER COMPENSATION

      At Capital Guardian, Portfolio Managers and investment analysts are paid competitive fix salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. The benchmarks used to measure performance of the portfolio managers for the New Covenant Growth Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan

      Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC.

OTHER MANAGED ACCOUNTS


                                CAPITAL GUARDIAN



                               Fee based accounts



PORTFOLIO MANAGER       The number of accounts and the total assets in the
                        accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account



                               REGISTERED INVESTMENT               OTHER POOLED
                                   COMPANIES (1)               INVESTMENT VEHICLES(2)    OTHER ACCOUNTS(3),(4)
                        ----------------------------------   -------------------------  ----------------------
                                                                                                      Total
                                             Total Assets    Number of   Total Assets   Number of   Assets (in
                        Number of Accounts   (in billions)   Accounts    (in billions)   Account     billions)
                        ------------------   -------------   --------    -------------  ---------   ----------
                                1                  0.98          3            0.48         13          9.01
Fisher, David

                                1                  0.98          0              -          12          6.91
Havas, Richard

Kohn, Victor                    0                    -           0              -           0           -

Kyle, Nancy                     1                  0.98          0              -          10          6.61

Sauvage, Lionel                 1                  0.98          0              -          31         15.74

Sikorsky, Nilly                 1                  0.98          3            0.48         65         29.81

Staehelin, Rudolf               1                  0.98          0              -          32         16.60



----------
(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.



(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.



(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.



(4) Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of portfolio manager and their families are not reflected.

(a)   DESCRIPTION OF ANY MATERIAL CONFLICTS



      Capital Guardiahas adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardiabelieves that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.



(b)   COMPENSATION



      Capital Guardian, portfolio managers are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant funds invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts.



      The benchmarks used to measure performance of the portfolio managers for the New Covenant Growth Fund include, as applicable, the MSCI All Country World Index ex U.S.A., with gross dividends, an adjusted MSCI EAFE Index, the MSCI EM Index, with net dividends, an adjusted Lipper International Index and a customized index based on information provided by various third party consultants.



(c)   OWNERSHIP OF FUND SHARES



      As of June 30, 2006, the portfolio managers disclosed herein did not beneficially own any shares of the Funds.


MAZAMA CAPITAL MANAGEMENT, INC.

      PORTFOLIO MANAGERS

      The following are the members of the Investment Team with primary responsibility for the management of the portion of the assets of the New Covenant Growth Fund allocated to Mazama.

      RONALD A. SAUER
      CEO, CHIEF INVESTMENT OFFICER, SENIOR PORTFOLIO MANAGER

      Mr. Sauer is the founder of Mazama Capital Management, Inc. and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Prior to founding the firm, he was the President and Director of Research for Black and Company, Inc., which he joined in 1983. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund.


      STEPHEN C. BRINK, CFA
      SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, DIRECTOR OF RESEARCH

      Mr. Brink is a co-founder of Mazama Capital Management, Inc. and has been a Portfolio Manager and Director of Research since the firm was founded in 1997. Prior to joining Mazama, he was the Chief Investment Officer for US Trust's Pacific Northwest office since 1991, where he had been employed since 1984. Mr. Brink oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund. He also oversees research information flow and quality.


      GRETCHEN NOVAK, CFA

      ASSOCIATE PORTFOLIO MANAGER

      SECTOR PORTFOLIO MANAGER


      Ms. Novak joined Mazama Capital Management, Inc. in 1999. Prior to joining the firm, she was an Equity Analyst with Cramer Rosenthal McGlynn, LLC in New York. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund. She also serves as an Associate Portfolio Manager, supporting Mr. Sauer and Mr. Brink in the overall management of the Fund.


      TIMOTHY P. BUTLER

      SECTOR PORTFOLIO MANAGER


      Mr. Butler joined Mazama Capital Management, Inc. in 2002. Prior to joining the firm, Mr. Butler had worked for Pacific Crest Securities since 1999, where he was a Senior Research Analyst specializing in financial technology stocks. Mr. Butler is a Sector Portfolio Manager and is responsible for researching small and mid cap growth financial services companies and participates in the security selection process for the Fund.


      MICHAEL D. CLULOW, CFA

      SECTOR PORTFOLIO MANAGER


      Mr. Clulow joined Mazama Capital Management, Inc. in 2002. Prior to joining the firm, Mr. Clulow worked for UBS Warburg in New York as a Senior Analyst covering Health Care IT & Pharmaceutical Outsourcing Sectors since 2000. Mr. Clulow is a Sector Portfolio Manager and is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, and participates in the security selection process for the Fund.


      DOLLAR RANGE OF INVESTMENT IN THE FUNDS


      Based on the information available for the time period ended June 30, 2006, the Mazama portfolio managers of the portion of the assets of the New Covenant Growth Fund allocated to Mazama did not own any shares of the Fund.


      PORTFOLIO MANAGER COMPENSATION

      Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.


      Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index or Russell 3000 Growth Index).


      Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

      OTHER MANAGED ACCOUNTS

      None


      CONFLICTS OF INTEREST


      As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.


      The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. One or more accounts may also pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.


      Execution and research services provided by brokers may not always be utilized in connection with the Fund(s) or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.


      If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund or another client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.


      Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SANTA BARBARA ASSET MANAGEMENT, INC.

      PORTFOLIO MANAGER

      Michael G. Mayfield.

      Mr. Mayfield is the President and Chief Investment Officer of, and a portfolio manager for, Santa Barbara Asset Management, Inc. and has been an investment professional with the firm since 1995.

      DOLLAR RANGE OF INVESTMENT IN THE FUNDS


      Based on the information available for the time period ending June 30, 2006, Mr. Mayfield did not own any shares of the Funds.

      PORTFOLIO MANAGER COMPENSATION


      Santa Barbara Asset Management's (SBAM) investment professionals enjoy a three part compensation structure. First, each professional is paid an annual fixed salary that is reviewed each year. These salaries are set in accordance with each professional's experience and role within the firm. Second, each investment professional sitting on the investment committee is paid an annual bonus based upon the performance of his or her investment ideas. Each professional's recommendations are tracked over a three year rolling period, whether or not those ideas are voted into SBAM's model portfolio. Lastly, each investment professional, along with each SBAM employee, is eligible to receive an annual bonus. These bonuses are discretionary and are set by the firm's Chief Executive Officer.


      OTHER MANAGED ACCOUNTS

      Mr. Mayfield is also portfolio manager for the assets in 546 separate accounts managed by SBAM. Mr. Mayfield does not manage the assets of any other registered investment companies or pooled investment vehicles.


      CONFLICTS OF INTEREST


      Conflicts of interest are resolved on an ad-hoc basis.

SOUND SHORE MANAGEMENT, INC.

      PORTFOLIO MANAGERS

      HARRY BURN, III - Chairman and Director of Sound Shore Management,
      Inc. He has been with the Adviser since 1978 and has served as portfolio manager since then. He received his B.A. and M.B.A. from the University of Virginia.

      T. GIBBS KANE, JR. - President and Director of Sound Shore Management, Inc. He has been with the Adviser since 1978 and has served as portfolio manager since then. He received his B.S.E. from the University of Pennsylvania Wharton School.

      JOHN P. DEGULIS - He has been with Sound Shore Management, Inc. since January 1996 and has served as a portfolio manager since 2003. He received a B.A. in Economics from Northwestern University, and his M.B.A. from Columbia Business School.

      DOLLAR RANGE OF INVESTMENTS IN THE FUNDS


      Based on the information available as of June 30, 2006, the Sound Shore portfolio managers of the portion of the assets of the New Covenant Growth Fund allocated to Sound Shore did not own any shares of the Funds.


      DESCRIPTION OF COMPENSATION

      Messrs. Burn, Kane, and DeGulis, like all employees of Sound Shore Management, Inc., receive a fixed cash salary, a cash contribution to the Adviser's profit sharing plan, and an annual cash bonus. Bonuses and contributions to the profit sharing plan are not based on the performance of the Fund or any other account, but are paid each year out of a pool comprised of the excess of aggregate revenues from all sources, less aggregate expenses.

      OTHER MANAGED ACCOUNTS


      Harry Burn, III, T. Gibbs Kane, Jr. and John P. DeGulis acted as portfolio managers for one other mutual fund with a value of $2.6 billion at August 31, 2006. The portfolio managers do not service any other pooled investment vehicles.

      They also acted as portfolio managers for 52 other accounts with a market value of $4.2 billion. Of these accounts, one pays the Adviser a performance-based fee. As of August 31, 2006, the market value of these accounts was $10.4 million.


DESCRIPTION OF MATERIAL CONFLICTS

      Based on the approach Sound Shore takes in managing client assets, Sound Shore does not anticipate conflicts of interest between the Funds' investments and those of other accounts managed by Sound Shore.

TATTERSALL ADVISORY GROUP, INC.

      PORTFOLIO MANAGERS

      ROBERT A. CALHOUN, CFA
      Executive Managing Director
      Chief Investment Officer


      Mr. Calhoun is an Executive Managing Director and Chief Investment Officer of Tattersall Advisory Group. He joined Tattersall in 1988, serving first as a Research Analyst and later as Managing Director of Research. He was appointed Chief Investment Officer in 2000 and named Executive Managing Director in 2003.


      As Chief Investment Officer, he heads the team responsible for developing the firm's overall investment strategy and oversees portfolio management activity, research, trading and investment risk management. He also serves as Chair of the Investment Policy Committee.


      Mr. Calhoun has been working in the investment management field since 1988. He received a BS in finance from the University of Virginia (1988). Bob has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute and is a member of the Richmond Society of Financial Analysts.


      PARHAM M. BEHROOZ, CFA
      Managing Director of Credit Research
      Head Credit Portfolio Manager


      Mr. Behrrooz is a Managing Director and Head Credit Portfolio Manager for Tattersall Advisory Group. He joined Tattersall in 1996, serving first as a Research Analyst and later as a Senior Credit Analyst, prior to being named Head of Credit Research in 2000. He was named Managing Director in 2004. As Head Credit Portfolio Manager, he is responsible for directing investment activity within the corporate sector, including oversight of research, trading and portfolio management. He assists in the development of overall research strategy and is a member of the Investment Policy Committee.



      Mr. Behrooz has been working in the investment management field since 1996. He received a BS in finance from the University of Virginia (1996). Parham has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute and is a member of the Richmond Society of Financial Analysts.


      ERIC R. HARPER, CFA
      Director
      Senior Research Analyst


      Mr. Harper is a Director and Senior Research Analyst for Tattersall Advisory Group. He is responsible for research and trading within the corporate sector, in particular analyzing, tracking and recommending credits for the utility, insurance and REIT sub-sectors. His duties also include portfolio management, and he is a member of the Investment Policy Committee. Prior to joining Tattersall in 2000, he was an Assistant Vice President and Fixed Income Research Analyst for Thompson, Siegel & Walmsley, Inc. (1995-2000).

      Eric has been working in the investment management field since 1995. He received a BS in finance from the University of Virginia (1995). He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute and is a member of the Richmond Society of Financial Analysts.

      TODD C. KUIMJIAN, CFA, CPA
      Director
      Senior MBS Portfolio Manager


      Mr. Kuimjian is a Director and Senior MBS Portfolio Manager for Tattersall Advisory Group. He is responsible for research and trading activity within the mortgage sector, as well as portfolio management. In addition, he is a member of the Investment Policy Committee. Prior to joining Tattersall in 2001, Todd served as an Associate Director for Evergreen affiliates FCG and Mentor Investment Group (1994-2001).



      Mr. Kuimjian has been working in the investment management field since 1994. He received a BS in accounting from Virginia Polytechnic Institute and State University (Virginia Tech) (1993). He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute and is a member of the Richmond Society of Financial Analysts. Todd received his Certified Public Accountant license from the State of Virginia (1997).


      MEHMET CAMURDAN, CFA
      Associate Director
      Senior ABS Portfolio Manager


      Mr. Camudan is an Associate Director and Senior ABS Portfolio Manager for Tattersall Advisory Group. He joined Tattersall in 1999, serving first as a Senior Research Analyst prior to being named Senior ABS Portfolio Manager in 2005. He is responsible for overall research activity and trading within the asset-backed sector, as well as portfolio management.



      Mr. Camudan has been working in the investment management field since 1999. He received a BS from Bogazici University, Turkey (1993) and a PhD in applied mathematics from the University of Virginia (1999). Mehmet has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute.


      DOLLAR RANGE OF INVESTMENTS IN THE FUND


      Based on the information available for the period ended June 30, 2006, the Tattersall portfolio managers managing the assets of the New Covenant Income Fund did not own any shares of the Funds.


      COMPENSATION


      For portfolio managers, research analysts and traders, compensation is composed of a fixed base salary and a performance-based annual bonus. The incentive program has an investment performance component and a subjective individual component. The assessment of investment performance is based on the investment performance of the fund or fund composites and is measured on a relative basis versus the performance over the same time period of a competitive index or universe of external managers with similar characteristics. Investment performance is measured considering performance over one, three and five year periods, weighted 25%, 50% and 25%, respectively. For subjective performance, assessments include performance against pre-determined objectives as well as discretionary judgments.


      Other investment professionals and support staff participate in the incentive program as well with investment performance, specific job functions and personal objectives weighted appropriately for each role.

      Objectives are set in several categories including teamwork, participation in various assignments, leadership, and development of staff. In addition, top performers and/or employees in key positions may be recommended to receive annual Wachovia stock awards (non-qualified stock options or restricted stock).

      OTHER MANAGED ACCOUNTS

      Tattersall Advisory Group employs a team approach to managing assets, and as such each member of the research team actively participates in the management of all client relationships. Tattersall currently manages 120 investment relationships totaling $19 billion. These relationships include separate accounts, mutual funds and other commingled vehicles.

      DESCRIPTION OF MATERIAL CONFLICTS

      The team of investment professionals at Tattersall Advisory Group manages multiple portfolios for multiple clients. These accounts may include separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), mutual funds and other commingled vehicles. The Investment Professionals manage portfolios of a substantially similar investment style, which limits the potential for conflicts across portfolios of the multiple clients. However, some portfolios may have investment objectives, time horizons, tax considerations and risk profiles that are somewhat different from those of the Fund. Based on these differences, it is possible that the Investment Professionals may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio.

      In addition, Tattersall Advisory Group has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. Tattersall Advisory Group monitors a variety of areas, including compliance with primary fund guidelines, and compliance with the firm's Code of Ethics.

WELLINGTON MANAGEMENT COMPANY, LLP

      PORTFOLIO MANAGERS


      MAMMEN CHALLY, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the large cap portion of the Fund since 2000. Mr. Chally joined the firm as an investment professional in 1994.



      JAMES A. RULLO, CFA, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has been involved in portfolio management and securities analysis for the large cap portion of the Fund since 2000. Mr. Rullo joined the firm as an investment professional in 1994.



      DORIS T. DWYER, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the small cap portion of the Fund since 2000. Ms. Dwyer joined the firm as an investment professional in 1998.



      DAVID J. ELLIOTT, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the small cap portion of the Fund since 2000. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.


      DOLLAR RANGE OF INVESTMENTS IN THE FUND


      Based on the information available for the time period ending June 30, 2006, the Wellington Management portfolio managers of the portion of the assets of the New Covenant Growth Fund allocated to Wellington Management did not own any shares of the Funds.


      DESCRIPTION OF COMPENSATION

      The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Investment Department of New Covenant Trust Company, N.A. with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended June 30, 2006.



      Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professionals primarily responsible for the day-to-day management of the Fund ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Rullo is a partner of the firm.



      OTHER MANAGED ACCOUNTS



                            REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                          --------------------------   --------------------------   ----------------------
                                                                                                   Total
                                                                                                  Assets
                          Number of    Total Assets    Number of    Total Assets    Number of      (in
PORTFOLIO MANAGER         Accounts    (in Millions)*   Accounts    (in Millions)*   Accounts    Millions)*
-----------------         ---------   --------------   ---------   --------------   --------    ----------
Chally, Mammen               2            1,933.5          8           832.4           32        12,177.4

Accounts where               0                0.0          0             0.0            3         6,382.0
advisory fee is
based on performance
(subset of above):

Dwyer, Doris T.              6            1,771.1          7           379.0           16         2,767.4

Accounts where
advisory fee is
based on
performance
(subset of
above):                      0                0.0          0             0.0            2           275.1

                            REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                          --------------------------   --------------------------   ----------------------
                                                                                                   Total
                                                                                                  Assets
                          Number of    Total Assets    Number of    Total Assets    Number of      (in
PORTFOLIO MANAGER         Accounts    (in Millions)*   Accounts    (in Millions)*   Accounts    Millions)*
-----------------         ---------   --------------   ---------   --------------   --------    ----------
Elliot, David J.             3            1,449.8          7           379.0           18         2,768.2

Accounts where
advisory fee is
based on
performance
(subset of
above):                      0                0.0          0             0.0            2           275.1

Rullo, James A.              2            1,933.5         12         1,347.6           70        19,279.1

Accounts where                                                       1,432.4
advisory fee is
based on
performance
(subset of
above):                      0                0.0          0             0.0           13        11,432.4



----------

*     Assets are rounded to the nearest one hundred thousand dollars.

      DESCRIPTION OF MATERIAL CONFLICTS

      Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

      Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.